UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2016

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

31	Olstein Strategic
Opportunities Fund

55	Combined Notes to
Financial Statements

66	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

15	Expense Example

17	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2016, Class C shares of the Olstein All Cap Value Fund appreciated 11.26%.  During the same six-month period, the Russell 3000® Value Index appreciated 11.40% and the Russell 3000® Index appreciated 8.79%.  For the calendar year ended December 31, 2016, Class C shares of the Olstein All Cap Value Fund appreciated 11.53%, while the Russell 3000® Value Index appreciated 18.40% and the Russell 3000® Index appreciated 12.74%1.

MARKET OUTLOOK

Equity markets rebounded strongly during the final two months of the year following the U.S. Presidential and Congressional elections as the benchmark Russell 3000® Index appreciated 6.51% during November and December of 2016 (Class C shares of the Olstein All Cap Value Fund appreciated 6.84% over the same time period).  As 2017 unfolds, we expect pockets of volatility to continue to affect equity markets as investors adjust to the new administration’s economic, trade and tax policies.  Notwithstanding the uncertainty attributable to the shift in policy priorities, we maintain an optimistic outlook for our value-oriented approach to equity investing in 2017.  We believe it is important to withstand periods of short-term market volatility by favoring the equities of financially strong companies with stable or growing free cash flow that, in our opinion, are not properly valued by the market and are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/16, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 10.53%, 12.79%, and 4.20%, respectively. Per the Fund’s prospectus dated 10/31/16, the expense ratio for the Olstein All Cap Value Fund Class C was 2.26%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

OUR STRATEGY

Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since, from our perspective as long-term value investors, we recognize that companies generating growing sustainable free cash flow are well positioned to compete more profitably as economic growth improves.  We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.  As 2017 unfolds, we will continue to focus on those companies that demonstrate a commitment to maintain a strong financial position; an ability to generate sustainable free cash flow; management that intelligently deploys cash to increase returns to shareholders and that we can buy at a significant discount to our determination of their intrinsic value.

PORTFOLIO REVIEW

At December 31, 2016, the Olstein All Cap Value Fund portfolio consisted of 92 holdings with an average weighted market capitalization of $60.46 billion.  During the six-month reporting period, the Fund initiated positions in sixteen companies and strategically added to positions in ten companies.  Over the same time period, the Fund eliminated its holdings in eleven companies and strategically decreased its holdings in another twenty companies.

Positions initiated during the reporting period include: BorgWarner Inc., Caterpillar Inc., CF Industries Holdings Inc., Coty Inc., Danaher Corp., IBM Corp., The JM Smucker Company, Newell Brands Inc., Nike, Inc., ServiceMaster Global Holdings, Inc., Skechers USA, Inc., Snap-On Inc., Stericycle Inc., VCA Inc., Vista Outdoor Inc., and VWR Corp.  Positions eliminated during the past six months include: AT&T Inc., Baker Hughes Inc., Brady Corporation, Ingersoll Rand, Kennametal Inc., Oshkosh Truck Corp., Parker Hannifin Corp., Pentair Ltd., Sensient Technologies Corp., Vishay Intertechnology, Inc., and Xylem Inc.

Our Leaders

The stocks which contributed positively to performance for the six month reporting period include: Citizens Financial Group, Zebra Technologies Corp., Harman International, Fifth Third Bancorp, and the Greenbrier Companies.  At the close of the reporting period, the Fund continued to hold all of these companies in its portfolio.

OLSTEIN ALL CAP VALUE FUND

Our Laggards

Laggards during the six-month reporting period include: Vitamin Shoppe, Inc., Universal Health Services, Coty Inc., CVS Health Corp., and Medtronic plc. At the close of the reporting period, the Fund continued to hold all of these companies in its portfolio.

MARKET DISTORTIONS THAT
CREATE UNDERVALUATION

THE “MINDLESS” PASSIVE INVESTMENT REVOLUTION IS CREATING DISTORTIONS WHICH WE BELIEVE BENEFITS OUR “LOOKING BEHIND THE NUMBERS” INVESTMENT DISCIPLINE.

We believe that the current “mindless” passive investment revolution is creating widening opportunities and advantages for active value investors such as the Fund.  All kinds of statistics are flaunted by the press, politicians, and government bureaucrats to denigrate the ability of stock pickers to select a portfolio of stocks that perform well enough to justify the fees charged.  There isn’t a day that goes by where the press, academics, or well respected investment gurus suggest that investors abandon active managers and instead invest in low fee, supposedly low risk, automated S&P 500® Index Funds or ETF portfolios.  Although the low fees part is factual, we believe the low risk part of the equation could not be further from the truth.  One of the main risks of these automated portfolio products is that they must remain fully invested at all times regardless of the fact that the prices of individual stocks in the portfolio have no relationship to the operating fundamentals of the company.  No attempt is made to analyze the individual companies in the index fund or ETF in order to determine whether or not individual stock prices within the portfolios are being correctly priced based on fundamentals (such as a company’s normalized ability to generate and grow future excess cash flow), or are being priced on expectations that may be pure fantasy.  Perhaps the low fees are enticements to pacify shareholders for taking the risk of investing in “mindless” portfolios, which in the past owned major positions in some of the great frauds of our time (e.g., Enron, World Com, Lucent).  We are not saying that index investing or ETF investing should not be part of an investor’s portfolio, but characterizing this type of investing as riskless and the only logical choice for investors is an oversimplification, limiting and a mischaracterization of risk.

It is significant to note that the general acceptance of low fee “mindless” investing as the equivalent of investment dogma brings to mind many past experiences whereby the universal acceptance of an investment methodology (as the only way to go) was the right time to exit the universally accepted investment disciplines (e.g., Nifty 50, Dogs of the Dow, Internet bubble, portfolio insurance, etc.).  On a positive note, we believe the widespread acceptance by the investing public of “mindless” investing as the only way to go, is

OLSTEIN ALL CAP VALUE FUND

creating valuation distortions throughout the market, giving active fundamental value investors a decided edge to generate above-average future returns.

There are also major flaws in the statistical logic utilized to denigrate all active managers.  Rather than look at cumulative long term returns, the “mindless” zealots quote how many mutual funds fail to beat the index in any one year.  Investing is not about year to year relative performance, but rather the accumulation of wealth over long periods of time and the risk undertaken to achieve these absolute returns.  Judging relative yearly wins and losses is a misleading statistic.  Investing should not be judged similar to a football game.  Investing is not about wins and losses but about long term wealth accumulation.  If you lose 49-0 in football, the score goes back to zero the next game.  If your portfolio gets wiped out in any given year, the penalty is large as you must start the ensuing year with less capital, and a long hill to climb, with a lot “less fuel” (capital) to get up the hill.

The Olstein All Cap Value Fund recently celebrated its 21st birthday towards the end of 2016.  Over the more than 21 year period, on a yearly basis the Class C shares relatively outperformed the S&P 500® Index eleven times and underperformed ten times.  Yet despite the year to year performance dance, we believe that over the 21 years our investors have been served well in terms of long-term wealth accumulation.  As of December 31, 2016, the Class C share of the Fund (launched on September 21, 1995) had an average annual return of 10.04% after all fees since inception compared to an average annual return of 8.56% for the S&P 500® Index (which, of course, incurs no fees) over the same time period.  We are not sure about the significance of keeping score as to whether or not we outperformed or underperformed the index in any one year, but we do know the significance of the statistic that an individual investor who invested $10,000 at the Fund’s inception has accumulated $76,612 as of December 31, 2016 (after all fees), whereas a similar $10,000 investment in the S&P 500 Index over the same time period accumulated to $57,441 (before assessing fees)2.

[2]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/16, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 10.53%, 12.79%, and 4.20%, respectively. Per the Fund’s prospectus dated 10/31/16, the expense ratio for the Olstein All Cap Value Fund Class C was 2.26%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

Let us move on to why we believe the almost universal acceptance of low fee “mindless” investing as the best choice, has increased the probability for fundamental long-term value investors to outperform the stock market averages over future 3-5 year time periods.  We believe that the majority of today’s investing public, including analysts, are short-term speculators basing investment decisions on the ability to time overall stock market movements, predicting short-term stock price movements based on near term events, or relying on intraday computer driven algorithmic trading.  The probability of achieving long-term success by trying to precisely predict when markets or individual stocks are going to move up or down is a low probability endeavor.  It has been our experience that very few short-term speculators succeed over long periods of time as a result of either making consistent market predictions or precisely predicting short-term price movements of individual stocks.  Short-term correct calls usually attract the headlines, but we believe “turtle type” investing has a higher probability of succeeding than “hare type” investing.  “Mindless” investing products (e.g., ETF’s, index investing, etc.) cannot react to the overvaluation or undervaluation created by crowd behavior, and in many cases add fuel to the fire as the investing formulas have momentum characteristics.  On the other hand, value investors often succeed because they can value companies on the basis of assessing long-term fundamentals.  In our opinion, the most important fundamental is a company’s normalized long-term ability to generate excess free cash flow, and assessing whether or not the current stock price discounts this potential.  A discount or undervaluation is usually created by overall negative market psychology or short-term issues affecting the company, its industry or just plain misperception.  Value investors need to have the dogged patience to avoid the short-term guessing game (where the ultimate goal is the fantasy of achieving consistent instant gratification) and stay focused on a company’s long-term fundamentals as expressed in a company’s ability to generate and/or grow future free cash flow (which determines its value).  A value investor’s next step is to assess whether or not the current stock price is correctly discounting the company’s estimated future excess cash flow.  Paying the right price is the single biggest determinant of future returns.  The key question a value investor must consider is whether or not closing the difference between the current stock price and estimated intrinsic value over an expected time period compensates the manager for taking the risk that the predicted future normalized free cash flow is realized and valued by the investment public as expected.  Patience is a difficult trait to adopt in the investment industry (especially in the modern age of short-term momentum and “mindless” investing) but if our projections are correct and we pay the right price, the future gains usually compensate us for this patience.  Selling overvalued securities is just as important as buying undervalued securities.  We are finding that the current automated “mindless” investing environment is creating more and more pockets of undervaluation and overvaluation to act upon.

OLSTEIN ALL CAP VALUE FUND

To repeat, we believe the public’s continued desertion of active value managers has created distinct future advantages to patient active value investors such as the Fund.  The S&P 500® Index automated index investing portfolios require index investors (similar to momentum investors) to purchase more and more of winning stocks as they become a larger percentage of the index portfolio in order to stay in balance with the indexing portfolio.  At the same time, stocks which are declining as a result of experiencing short-term problems, or are out of the current limelight, are automatically liquidated by index portfolios as they become a smaller percentage of the index.  Stock prices at the top of the S&P 500® Index totem pole often get higher and higher (sometimes without regard to operating fundamentals) as money flows via the momentum type automated formula, whereas stock prices at the lower end of the S&P 500® totem pole often go lower for companies experiencing problems or not currently in vogue, as the momentum index investing formula forces additional liquidations in order to balance the portfolio to the now lower index weightings for these stocks.

For example, at current prices Netflix and Twenty First Century Fox have similar market capitalizations.  However, we would rather purchase a Twenty First Century Fox at a market capitalization of $56 billion which not only generates $3.0 billion of excess cash flow (available for dividends, stock buy backs, acquisitions, etc.), but also has a valuable long-term film library, TV network affiliates, broadcasting stations, etc.  In comparison, Netflix has a $60 billion market capitalization and bleeds $2 billion per year of negative cash flow in an attempt to come up with valuable shows that can keep their subscribers paying their monthly fee.

It is well known that the odds of producing new successful profitable media shows has been far less than 50% in the past, and the competitive landscape is getting more crowded  (Amazon, Hulu, etc.).  The Netflix dream is more exciting than the reality, and when we compare the cash flow metrics, film libraries, balance sheets, etc. of Netflix vs. Twenty First Century Fox, we can make little sense as to why the public values both companies similarly.  Netflix has had a meteoric stock ride for its investors over the past 5 years.  Eventually free cash flow will have to justify its meteoric valuation and the $11 billion of capitalized costs on the balance sheet (and the billions of dollars of future liabilities that are not yet on the balance sheet) against future programming revenues.  We prefer to take what we believe to be less risk and buy the proven undervalued free cash flow generators such as Twenty First Century Fox, despite the lack of excitement.  The heart of the Olstein investment philosophy is the belief that the number and severity of your errors determines long-term performance, not the few big exciting winners.  Our experience has been that a boring portfolio of undervalued positive free

OLSTEIN ALL CAP VALUE FUND

cash flow companies generates higher long-term returns than taking the risks of investing in a portfolio of “in vogue”, exciting new companies, in new industries, being priced on the basis of expected consistent meteoric growth.  In many cases, in order to justify current unrealistic prices, Wall Street analysts often utilize unrealistic metrics (sales growth, number of clicks, adjusted earnings, etc.) rather than free cash flow to justify buying these stocks at bubble prices.  It has been our experience that most investments using metrics other than future free cash flow to value companies, turn out to be investment valuation fantasies with poor long-term returns.

However, as a result of the current focus on “mindless” investing which favors stocks that are going up (which is a form of momentum investing), we are finding many companies selling at a discount to our calculation of intrinsic value which are being avoided by the investing public because of short-term factors which we believe are not indicative of their long-term ability to generate future free cash flow.  We believe that over the past 21 years, we have found that by investing in a portfolio of free cash flow companies selling at a discount to our estimate of intrinsic value (defined by a company’s long term ability to produce normalized future free cash flow), the Fund has been able to achieve its primary objective of long-term capital appreciation.

The other type of “mindless” product that has grown meteorically over the past 10 years is the “mindless” ETFs.  Factors other than low fees need to be considered before concluding ETFs are low risk investments.  Structurally, ETFs have low relative fees and are publicly traded throughout the trading day which enables its shareholders to buy and sell all day.  However, ETFs are complex structures having little, if any, research done following the progress of the individual holdings after the ETF is formed, and are not guaranteed to return net asset value when sold as is generally required by mutual funds.  An ETF’s price is subject to supply and demand of the investment public and that partially determines the price at which you buy or sell.  One of the biggest benefits advertised by ETF sponsors is the ability to trade ETF shares all day whereas mutual funds can only be bought or sold at net asset values determined at the end of each trading day (4:00 PM).  Based on our experience, we doubt that this ability to trade throughout the day is of any benefit other than for the most experienced traders.  There have been many studies consistent with our own experience, that peak inflows into mutual funds (which only trade once a day) occur mostly at highs and outflows peak at lows.  The ability to trade all day can exacerbate the fact that the general public in a large majority of cases has been on the wrong side of mutual fund trades.  We do believe ETFs can be utilized efficiently by sophisticated investors to hedge investment positions and spreads, but I would place a large bet that the general public and their advisors are usually on the wrong

OLSTEIN ALL CAP VALUE FUND

side of these trades with sophisticated institutional investors.  During the flash crash of 2011, many ETFs experienced downside volatility that had little to do with net asset value and represents yet another element of risk.

In conclusion, government directives and misleading data have hastened the transformation from active management stock picking investments to “mindless” passive investing.  Judging mutual fund investments based on how often, on a yearly basis, they beat the market, takes ones eye off what should be the main goal, which we believe is long-term wealth accumulation.  Although it may be true that a majority of active managers may not beat the market over time, we believe a majority of doctors, plumbers, carpenters, entertainers, etc. are, at best, average.  The normal “Bell Curve” has described this phenomenon for a long time, and this Bell Curve phenomenon does not only exist in the investment industry but in all industries.  To give up the hope of finding active managers who pursue long-term wealth accumulation is a total capitulation as there are many good ones around.  To repeat, we are not against the concept of index investing or ETF investing as a philosophy, but to conclude they are low risk investments because of lower fees is not even worthy of a discussion.  It is obvious to us that being average is better than being below average, but the message to our shareholders is no investment philosophy, including ours, is without flaws or risks.  It is up to the financial professionals and their clients to study a fund’s philosophy and select a manager practicing a discipline they believe has a high probability of success.  Risk is an important part of that equation and the potential future outcomes and probabilities are more important than just studying past relative short term performance.  The most important word is probability as there is no such thing as the sure thing in investing, but probability can only be assessed over long periods of time.  Simplistic conclusions based on generalities, using misleading numbers to advocate “mindless” investing with entire investor portfolios is, in our opinion, limiting and misguided.  To be above average is the American ideal and to abandon all hope is wrong.  Do you really believe the abdication of choice (or automated decision making within portfolios) is the best choice?

FINAL THOUGHTS

Successful long-term active managers will be around for a long time, and all the data produced by the so-called smartest guys in the room and academics at leading universities advising to avoid all active managers is at best short-sighted.  How many Nobel Prize winners did it take to almost destroy Wall Street via Long Term Capital and their automated formula?  We prefer to look behind the numbers of financial statements than believe in automated investing.

OLSTEIN ALL CAP VALUE FUND

Our investment focus will continue to be on finding free cash flow companies selling at prices that we believe are out of sync with a company’s long-term ability to produce normalized free cash flow.  Our methodology is to look behind the numbers and disclosures in financial statements to reach conclusions, and our goal is to continue to build long-term wealth for our shareholders.  We have not yet figured out how to be right all of the time, and thus our objective is to be right OVER TIME.  Stock pickers and active management are not going away.  We continue to believe our value investment methodology, which inferentially looks behind the numbers of financial statements to value companies, is at a decided advantage in this era which promotes automated “mindless” investing.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/16, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap

OLSTEIN ALL CAP VALUE FUND

Value Fund’s maximum CDSC of 1% during the one-year period, was 10.53%, 12.79%, and 4.20%, respectively. Per the Fund’s prospectus dated 10/31/16, the expense ratio for the Olstein All Cap Value Fund Class C was 2.26%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/16 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. While not a fund benchmark, the S&P 500® Index is considered to represent the U.S. stock market performance in general. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 – December 31, 2016.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/16	12/31/16	7/1/16 – 12/31/16
Actual
Class C	$1,000.00	$1,112.60	$12.03
Adviser Class	$1,000.00	$1,118.10	$6.73

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.81	$11.47
Adviser Class	$1,000.00	$1,018.85	$6.41

*
Expenses are equal to the Fund’s annualized expense ratio of 2.26% and 1.26% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2016 (Unaudited)

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2016 (Unaudited)

COMMON STOCKS – 93.5%

AEROSPACE & DEFENSE – 1.3%	Shares	Value
United Technologies Corporation	78,000	$8,550,360

AIR DELIVERY & FREIGHT SERVICES – 1.3%
FedEx Corp.	11,000	2,048,200
United Parcel Service, Inc. – Class B	56,000	6,419,840
		8,468,040

AIRLINES – 3.4%
Delta Air Lines, Inc.	171,000	8,411,490
JetBlue Airways Corporation (a)	347,000	7,779,740
Spirit Airlines, Inc. (a)	114,950	6,651,007
		22,842,237

AUTO COMPONENTS – 1.7%
BorgWarner, Inc.	87,000	3,431,280
Delphi Automotive PLC (b)	122,000	8,216,700
		11,647,980

AUTO MANUFACTURERS – 1.6%
General Motors Company	300,000	10,452,000

BEVERAGES – 0.6%
PepsiCo, Inc.	38,000	3,975,940

BIOTECHNOLOGY – 1.1%
Charles River Laboratories International, Inc. (a)	98,500	7,504,715

CAPITAL MARKETS – 2.9%
Janus Capital Group Inc.	612,650	8,129,865
Legg Mason, Inc.	374,000	11,186,340
		19,316,205

CHEMICALS – 0.6%
CF Industries Holdings, Inc.	130,000	4,092,400

COMMERCIAL BANKS – 4.8%
The Bank of New York Mellon Corporation	141,888	6,722,653
BB&T Corporation	111,000	5,219,220

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.5% – continued

COMMERCIAL BANKS – 4.8% – continued	Shares	Value
Citizens Financial Group Inc.	199,600	$7,111,748
Fifth Third Bancorp	242,000	6,526,740
U.S. Bancorp	131,500	6,755,155
		32,335,516

COMMERCIAL SERVICES – 0.5%
ServiceMaster Global Holdings Inc. (a)	95,400	3,593,718

COMMUNICATIONS EQUIPMENT – 1.2%
Cisco Systems, Inc.	275,605	8,328,783

COMPUTERS & PERIPHERALS – 0.9%
Apple Inc.	53,000	6,138,460

CONSUMER FINANCE – 3.3%
American Express Company	114,000	8,445,120
MasterCard, Inc. – Class A	49,000	5,059,250
Visa Inc. – Class A	114,000	8,894,280
		22,398,650

CONTAINERS & PACKAGING – 2.8%
Owens-Illinois, Inc. (a)	519,050	9,036,661
Packaging Corporation of America	34,000	2,883,880
WestRock Company	129,700	6,584,869
		18,505,410

DIVERSIFIED FINANCIAL SERVICES – 2.7%
Franklin Resources, Inc.	169,700	6,716,726
Invesco Ltd. (b)	369,432	11,208,567
		17,925,293

E-COMMERCE – 1.6%
eBay Inc. (a)	358,000	10,629,020

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.3%
Keysight Technologies, Inc. (a)	229,200	8,381,844

FOOD & DRUG RETAILERS – 1.6%
CVS Health Corporation	140,000	11,047,400

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.5% – continued

FOOD PRODUCTS – 0.6%	Shares	Value
The JM Smucker Company	29,000	$3,713,740

HEALTH CARE EQUIPMENT & SUPPLIES – 10.0%
Becton, Dickinson and Company	36,100	5,976,355
Danaher Corporation	55,000	4,281,200
Express Scripts Holding Company (a)	146,700	10,091,493
Hologic, Inc. (a)	184,000	7,382,080
Intuitive Surgical, Inc. (a)	12,300	7,800,291
Medtronic, PLC (b)	110,000	7,835,300
Stryker Corporation	28,500	3,414,585
VWR Corporation (a)	291,900	7,306,257
Zimmer Biomet Holdings, Inc.	123,000	12,693,600
		66,781,161

HEALTH CARE PRODUCTS – 0.5%
Johnson & Johnson	29,000	3,341,090

HEALTH CARE PROVIDERS & SERVICES – 4.4%
Patterson Companies Inc.	227,800	9,346,634
UnitedHealth Group Incorporated	52,000	8,322,080
Universal Health Services, Inc. – Class B	57,000	6,063,660
VCA Inc. (a)	83,100	5,704,815
		29,437,189

HOTELS & LEISURE – 0.9%
SeaWorld Entertainment Inc.	325,200	6,156,036

HOUSEHOLD DURABLES – 2.6%
Harman International Industries, Incorporated	62,247	6,919,377
Newell Brands, Inc.	139,000	6,206,350
Snap-on Incorporated	26,000	4,453,020
		17,578,747

HOUSEHOLD PRODUCTS – 1.3%
Coty, Inc. – Class A	301,000	5,511,310
The Procter & Gamble Company	35,000	2,942,800
		8,454,110

INDUSTRIAL CONGLOMERATES – 1.0%
General Electric Company	204,600	6,465,360

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.5% – continued

INDUSTRIAL EQUIPMENT WHOLESALE – 0.9%	Shares	Value
WESCO International, Inc. (a)	94,000	$6,255,700

INFORMATION TECHNOLOGY SERVICES – 0.5%
International Business Machines Corporation (IBM)	21,000	3,485,790

INSURANCE – 2.7%
Aon PLC (b)	72,000	8,030,160
Marsh & McLennan Companies, Inc.	72,000	4,866,480
The Travelers Companies, Inc.	41,000	5,019,220
		17,915,860

LEISURE PRODUCTS – 0.8%
Vista Outdoor Inc. (a)	138,950	5,127,255

MACHINERY – 1.6%
Caterpillar Inc.	47,000	4,358,780
Regal Beloit Corporation	93,517	6,476,052
		10,834,832

MEDIA – 7.7%
Comcast Corporation – Class A	105,000	7,250,250
Discovery Communications, Inc. – Class C (a)	386,040	10,338,151
Scripps Networks Interactive Inc. – Class A	116,000	8,278,920
Twenty-First Century Fox, Inc. – Class B	341,000	9,292,250
Viacom Inc. – Class B	194,000	6,809,400
The Walt Disney Company	92,000	9,588,240
		51,557,211

MULTILINE RETAIL – 3.4%
Dillard’s, Inc. – Class A	120,700	7,566,683
Kohl’s Corporation	127,060	6,274,223
Macy’s, Inc.	254,000	9,095,740
		22,936,646

OFFICE ELECTRONICS – 1.5%
Zebra Technologies Corporation – Class A (a)	119,400	10,239,744

PHARMACEUTICALS – 0.5%
Zoetis Inc.	66,000	3,532,980

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.5% – continued

RESTAURANTS – 0.5%	Shares	Value
The Wendy’s Company	251,505	$3,400,348

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 1.6%
Intel Corporation	154,000	5,585,580
IPG Photonics Corporation (a)	49,900	4,925,629
		10,511,209

SOFTWARE – 3.4%
Microsoft Corporation	177,000	10,998,780
Oracle Corporation	305,000	11,727,250
		22,726,030

SPECIALTY RETAIL – 5.4%
Bed Bath & Beyond Inc.	251,000	10,200,640
Big Lots, Inc.	60,900	3,057,789
DSW Inc. – Class A	352,250	7,978,462
Lowe’s Companies, Inc.	71,000	5,049,520
Vitamin Shoppe, Inc. (a)	416,950	9,902,563
		36,188,974

TELECOMMUNICATIONS – 1.4%
Corning Incorporated	195,600	4,747,212
Verizon Communications, Inc.	84,000	4,483,920
		9,231,132

TEXTILES, APPAREL & LUXURY GOODS – 2.8%
Coach, Inc.	114,000	3,992,280
Michael Kors Holdings Limited (a)(b)	162,000	6,962,760
NIKE, Inc. – Class B	66,000	3,354,780
Skechers U.S.A., Inc. – Class A (a)	192,178	4,723,735
		19,033,555

TRANSPORTATION EQUIPMENT – 1.0%
The Greenbrier Companies, Inc.	157,400	6,539,970

WASTE MANAGEMENT – 1.3%
Stericycle, Inc. (a)	110,000	8,474,400
TOTAL COMMON STOCKS (Cost $588,394,648)		626,053,040

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 6.8%

MONEY MARKET MUTUAL FUND – 6.8%	Shares	Value
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 0.44% (c)	45,474,363	$45,474,363
TOTAL SHORT-TERM INVESTMENT (Cost $45,474,363)		45,474,363
TOTAL INVESTMENTS – 100.3%
(COST $633,869,011)		671,527,403
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(2,165,211)
TOTAL NET ASSETS – 100.0%		$669,362,192

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

 (THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2016 (Unaudited)

Assets:
Investments, at value (at cost $633,869,011)	$671,527,403
Receivable for securities sold	299,862
Dividends and interest receivable	722,176
Receivable for capital shares sold	510,406
Other assets	51,091
Total Assets	673,110,938

Liabilities:
Payable for securities purchased	956,691
Distribution expense payable	1,008,072
Payable for capital shares redeemed	874,838
Payable to Investment Manager (See Note 5)	578,330
Payable for transfer agent fees and expenses	97,407
Payable for administration fees	72,682
Payable for trustees’ fees and expenses	53,129
Payable for professional fees	38,522
Accrued expenses and other liabilities	69,075
Total Liabilities	3,748,746
Net Assets	$669,362,192

Net Assets Consist of:
Capital stock	$617,929,326
Accumulated net investment loss	(1,145,554)
Accumulated net realized gain on investments sold	14,920,028
Net unrealized appreciation on investments	37,658,392
Total Net Assets	$669,362,192

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$487,132,945
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	26,268,727
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$18.54

ADVISER CLASS:
Net Assets	$182,229,247
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,103,844
Net asset value, offering and redemption price per share	$22.49

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2016
(Unaudited)
Investment Income:
Dividend income	$5,377,980
Interest income	70,472
Total investment income	5,448,452

Expenses:
Investment management fee (See Note 5)	3,314,152
Distribution expense – Class C (See Note 6)	2,434,120
Transfer agent fees and expenses	269,669
Administration fees	208,795
Professional fees	91,016
Trustees’ fees and expenses	90,940
Accounting costs	59,482
Federal and state registration	42,571
Custody fees	30,210
Reports to shareholders	21,751
Other	31,300
Total expenses	6,594,006
Net investment loss	(1,145,554)

Realized and Unrealized Gain on Investments:
Realized gain on investments	27,894,670
Change in unrealized appreciation/depreciation on investments	43,778,036
Net realized and unrealized gain on investments	71,672,706
Net Increase in Net Assets Resulting from Operations	$70,527,152

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
Operations:
Net investment loss	$(1,145,554)	$(1,301,458)
Net realized gain on investments	27,894,670	20,248,563
Change in unrealized appreciation/depreciation on investments	43,778,036	(82,373,778)
Net increase (decrease) in net assets resulting from operations	70,527,152	(63,426,673)

Distributions to Class C Shareholders
from Net Realized Gains	(1,085,704)	(80,881,449)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(329,711)	(14,926,019)
Total distributions to shareholders	(1,415,415)	(95,807,468)

Net increase (decrease) in net assets resulting from
Fund share transactions (See Note 7)	(30,186,802)	19,269,398

Total Increase (Decrease) in Net Assets	38,924,935	(139,964,743)

Net Assets:
Beginning of period	630,437,257	770,402,000
End of period	$669,362,192	$630,437,257
Accumulated net investment loss	$(1,145,554)	$—

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net Asset Value –
Beginning of Period	$16.70		$21.40	$19.82	$16.28	$13.06	$12.99
Investment Operations:
Net investment loss(1)	(0.05)		(0.07)	(0.16)	(0.15)	(0.10)	(0.07)
Net realized and unrealized
gain (loss) on investments	1.93		(1.74)	1.99	3.69	3.32	0.14
Total from investment operations	1.88		(1.81)	1.83	3.54	3.22	0.07
Distributions from net
realized gain on investments	(0.04)		(2.89)	(0.25)	—	—	—
Net Asset Value –
End of Period	$18.54		$16.70	$21.40	$19.82	$16.28	$13.06
Total Return++	11.26	%*	(8.83)%	9.24%	21.74%	24.66%	0.54%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.26	%**	2.25%	2.26%	2.27%	2.30%	2.31%
Net investment loss	(0.61	)%**	(0.40)%	(0.78)%	(0.84)%	(0.67)%	(0.59)%
Portfolio turnover rate(2)	24.03%		51.13%	57.57%	51.49%	44.43%	38.96%
Net assets at end of
period (000 omitted)	$487,133		$463,972	$618,561	$587,383	$522,348	$470,528

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the	For the	For the		For the	For the
	Ended		Year	Year	Year		Year	Year
	Dec. 31,		Ended	Ended	Ended		Ended	Ended
	2016		June 30,	June 30,	June 30,		June 30,	June 30,
	(Unaudited)		2016	2015	2014		2013	2012
Net Asset Value –
Beginning of Period	$20.15		$24.94	$22.83	$18.59		$14.80	$14.61
Investment Operations:
Net investment income(1)	0.04		0.13	0.05	0.02		0.01	0.02
Net realized and unrealized
gain (loss) on investments	2.34		(2.03)	2.31	4.22		3.78	0.17
Total from investment operations	2.38		(1.90)	2.36	4.24		3.79	0.19
Distributions from net
realized gain on investments	(0.04)		(2.89)	(0.25)	—		—	—
Net Asset Value –
End of Period	$22.49		$20.15	$24.94	$22.83		$18.59	$14.80
Total Return	11.81	%*	(7.87)%	10.35%	22.81%		25.61%	1.30%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.26	%**	1.25%	1.26%	1.34	%(2)	1.55%	1.56%
Net investment income	0.39	%**	0.60%	0.22%	0.09%		0.08%	0.16%
Portfolio turnover rate(3)	24.03%		51.13%	57.57%	51.49%		44.43%	38.96%
Net assets at end of
period (000 omitted)	$182,229		$166,465	$151,841	$98,768		$70,294	$59,250

*	Not annualized.
**	Annualized.
(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013, and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

 (THIS PAGE INTENTIONALLY LEFT BLANK.)

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

42	Expense Example

45	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2016, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 21.31% compared to total returns of 16.09% and 13.09% for the Russell 2500® Value Index and the Russell 2500® Index, respectively.  For the calendar year ended December 31, 2016, load-waived Class A shares of the Olstein Strategic Opportunities Fund had a return of 20.51% compared to returns of 25.20% for the Russell 2500® Value Index and 17.59% for the Russell 2500® Index over the same time period.1

MARKET OUTLOOK & STRATEGY

Domestic equity markets performed well during the final quarter of the year, finishing with particular strength in the two months following the U.S. Presidential and Congressional elections.  This was especially true for the equities of small- to mid-sized companies with the benchmark Russell 2500® Index appreciating 10.61% during the months of November and December 2016 (please note that load-waived Class A shares of the Strategic Opportunities Fund appreciated approximately 13% over the same two-month time period).  As 2017 begins with the transition to a new President, we expect pockets of volatility to continue to affect equity markets as investors adjust to the new administration’s economic, trade and tax policies.  Notwithstanding the uncertainty attributable to the shift in policy priorities,

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/16 for the one-year, five-year, and ten year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was 13.86%, 13.76% and 6.96%, respectively. Per the Fund’s 10/31/16 prospectus, the gross expense ratio for the Class A share was 1.70%, and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement. The contractual expense waiver shall remain in effect until at least October 28, 2017. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

we maintain a cautiously optimistic outlook for our value-oriented approach to equity investing in 2017, and intend to adhere to our investment discipline by continuing our focus on company-specific factors and fundamentals.

PORTFOLIO REVIEW

At December 31, 2016, the Fund’s portfolio consisted of 43 holdings with an average weighted market capitalization of $4.11 billion.  During the six-month reporting period, the Fund initiated positions in seven companies and strategically added to established positions in another four companies.  Positions initiated during the past quarter include: John B. Sanfillipo & Son, Inc., ServiceMaster Global Holdings Inc., Skechers USA Inc., VCA Inc., Vista Outdoor, Inc., VWR Corp., and Zimmer Biomet Holdings Inc.

During the six-month reporting period, the Fund eliminated its holdings in seven companies and strategically reduced its holdings in another eleven companies.  During the reporting period, the Fund eliminated its holdings in: Brady Corporation, John B. Sanfillipo & Son, Inc., Kennametal Inc., Lands’ End Inc., Oshkosh Truck Corp., Sensient Technologies Corp., and Towne Bank.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where changing conditions or new information resulted, in our opinion, in additional risk or reduced appreciation potential.  You will note that during the six-month reporting period the Fund both initiated and liquidated its position in John B. Sanfillipo & Son Inc.  The Fund began buying the stock of John B. Sanfillipo & Son, a company that, together with its subsidiaries, processes and distributes peanuts and tree nut products in the United States, on August 5, 2016 at an initial price of $47.71 per share.  Over a relatively short period of time, the Fund built a full position in the company at an average cost of $47.11 per share.  Within four months of that initial purchase, the price of the company’s stock appreciated dramatically to reach the Fund’s valuation range.  The Fund sold the last of its holdings in John B. Sanfillipo & Son Inc. on December 7, 2016 at $68.92 per share and had an average sale price of $65.91 as it liquidated this holding.  While the holding period was not typical, the stock appreciated approximately 40% in value.

Our Leaders

The stocks which contributed positively to performance for the six month reporting period include: Citizens Financial Group, Harmonic Inc., Zebra Technologies Corp., CECO Environmental Corp., and Harman International.  At the close of the reporting period, the Fund continued to hold all of these companies in its portfolio.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Laggards

Laggards during the six-month reporting period include: Vitamin Shoppe, Inc., Patterson Companies Inc., VWR Corp., Lands’ End Inc., and Natus Medical.  At the close of the reporting period, the Fund continued to hold Vitamin Shoppe, Patterson Companies, VWR Corp., and Natus Medical.  The Fund liquidated its position in Lands’ End due to a turnaround effort that did not unfold as we had anticipated.  In fact, the company’s attempt to reinvent itself as a more upscale brand actually alienated some of its core customer base; an unexpected result that severely compromised our investment thesis.

REVIEW OF STRATEGIC OPPORTUNITIES

In each of our previous letters to shareholders, we have included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.”  As the Fund passed its tenth anniversary during the reporting period (on November 1, 2016), we decided to broaden our discussion of specific holdings to include a review of all of the Fund’s strategic situations, in addition to activist holdings, that we believe merit attention.  As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.  Going forward, our broader definition of strategic opportunities, in addition to activist investments, will also include situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business value or returned free cash flow to investors through increased dividends, share buybacks or substantial debt paydowns.

As of December 31, 2016, the Fund was invested in thirty-one strategic situations, which represented approximately 73% of the Fund’s equity investments and six of its top ten holdings.  The strategic situation that garnered the most attention during the reporting period was long-time holding Harman International.  On November 14, 2016, Samsung Electronics announced that it had entered into a definitive agreement to acquire Harman International for $112 per share.  In many ways, Harman International represents the essence of the Olstein Strategic Opportunities Fund’s and Olstein’s investment approach (as such, the evolution of Harman from idea to portfolio investment was chronicled extensively in the March 31, 2010 letter to shareholders of the Olstein All Cap Value Fund).  For us, Harman was a turnaround story where a new CEO served as a catalyst for sharpening the company’s performance by controlling costs through better supply chain man-

OLSTEIN STRATEGIC OPPORTUNITIES FUND

agement, realizing purchasing power, consolidating the company’s global manufacturing & engineering footprint, and reducing functional costs while at the same time expanding activities into mid-range markets.

The Fund originated its position in Harman International in September 2009 with an initial purchase at $30.24 per share when the company’s total market capitalization was approximately $2.35 billion.  We continued trading around this core position; buying on dips in the price of the company’s stock and selling as the stock reached our valuation levels.  With an acquisition price that valued Harman at $8 billion, significantly higher than when we first invested, we reduced our holdings as the company’s stock price rose dramatically following the November 14th announcement.  We continued to maintain a position in the company at the close of the reporting period.

Additional strategic holdings as of December 31, 2016, include the Fund’s activist holdings: CECO Environmental, Cynosure, Inc., Dillard’s, DSW Inc., FTD Companies, Inc., Harmonic Inc., Hibbett Sports, Inc., Janus Capital Group, Legg Mason Inc., Lifetime Brands Inc., Owens-Illinois, Potbelly Inc., Miller Industries, SeaWorld Entertainment, Tessera Technologies Inc., VWR International, Vitamin Shoppe Inc., and The Wendy’s Company.

Ten portfolio companies announced actions over the past year that returned free cash flow to investors through share repurchase programs and/or increased dividend payments.  Eight of these companies announced substantial share repurchase programs during 2016, including activist holdings Dillard’s and Potbelly Corp., as well as Astronics Corp., Natus Medical, ServiceMaster Global Holdings, Vishay Intertechnology, Wabash National Corp., and Zimmer Biomet Holdings.  Four portfolio companies announced increased dividend payments in 2016 with Bed, Bath & Beyond initiating its first dividend during the year, and Wabash National reinstating a dividend program it suspended in 2008.  WestRock Company and Zimmer Biomet Holdings both announced substantial increases in dividend payments in 2016.

Eight companies in the portfolio have announced senior leadership changes, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer positions that signal to us the pursuit of specific, favorable growth opportunities and/or a focused commitment to enhancing production capabilities while lowering production costs to achieve or maintain higher operating margins.  These companies include activist holdings CECO Environmental, FTD Companies, and Harmonic Inc., as well as Federal Signal Corp., Greenbrier Companies Inc., Novanta Inc., ServiceMaster Global Holdings, and Wesco International Inc.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

We continue to monitor the progress of each of these strategic situations as company managements work to increase shareholder value through a specific plan for improving company results or by returning free cash flow to investors.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

BENEFITS OF A FOCUSED APPROACH

Since its launch more than a decade ago, the Olstein Strategic Opportunities Fund has offered investors a distinctive approach to investing in what we believe to be undervalued securities of primarily small- to mid-sized companies that face unique strategic challenges and choices, or are misunderstood or underappreciated by the market.  Investing in such turnaround situations or other strategic opportunities is a key factor that differentiates the Olstein Strategic Opportunities Fund from other mutual funds that invest in small- to mid-sized companies.  Another key factor that distinguishes the Fund from the vast majority of equity mutual funds is the concentrated number of holdings in its portfolio.  Since launching the Fund more than ten years ago, we have maintained a concentrated portfolio of approximately 35 to 45 primarily small- to mid-sized companies that we believe offer superior prospects for above-average long-term returns.  According to a recent screen of Morningstar’s database, only 6.5% of U.S. equity funds have portfolios with 45 or fewer holdings.  Since its inception, the Fund’s portfolio has averaged 41 holdings, with the top 25 holdings over the life of the Fund accounting for approximately 41% of equity investments.

For Value Investors Conviction Matters

The primary objective of our looking-behind-the-numbers, value-based discipline is long-term investment performance.  In an investment environment dominated by short-term thinking, speculation, emotional reactions and market-driven ‘buy’ and ‘sell’ decisions, we believe it is important to pursue above-average returns through our value-based high-conviction approach to active investment management.  Put simply, we believe that adding a holding to the Fund’s portfolio should, first and foremost, be driven by a high level of conviction in the merits of the underlying investment idea.  For many portfolio managers and mutual funds, such high conviction investing takes a back seat to other objectives, most notably a requirement to pursue broad diversification and/or the desire to track a benchmark index closely and to mimic the volatility and investment returns of such index.  We strenuously avoid such ‘closet indexing’ in favor of pursuing the benefits of our patient value-based high-conviction approach.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our value-based approach to high-conviction active investment management is driven by our stock selection process, which favors undervalued free-cash-flow-generating companies vetted through an inferential, “look behind the numbers”analysis of financial statements.  In the current investment era, which features “mindless” momentum-based investing, we believe our unique value proposition derives from taking advantage of the mispricing that occurs under the radar.  We are able to identify and focus on companies which future free cash flow potential is, in our opinion, incorrectly valued or ignored because of company-specific issues that are in the process of being corrected.  In the SMID universe, there are very few mutual funds undertaking the fundamental research necessary to identify these types of turnaround opportunities.

Our Case for Concentration

A concentrated portfolio not only reflects our commitment to high-conviction investing, it also demonstrates a commitment to what works in active investment management.  As the investment consulting firm Cambridge Associates concludes in its research paper Hallmarks of Successful Active Equity Managers (2014): “An increasing body of research points to a link between long-term, benchmark-beating performance and two portfolio attributes: high active share, or a portfolio that looks different from its benchmark, and high concentration, or simply a limited number of holdings.  The connecting theme is managers that are willing to look different and act with conviction.  There is a sensible link between these two attributes and relative performance; managers that deviate from the benchmark deliver differentiated results.”  Similarly, in their research paper, Best Ideas (2010), Randolph B. Cohen (Massachusetts Institute of Technology), Christopher Polk (London School of Economics) and Bernard Silli (Goldman Sachs) conclude that since equity fund managers’ highest conviction investments – “their Best Ideas outperform the market by 1% to 2.5% per quarter depending on the benchmark employed,” they “argue that investors would benefit if managers held more concentrated portfolios.”

In addition to the pursuit of long-term returns, the case for a concentrated portfolio of high-conviction investments also starts with the Fund’s distinctive approach that favors investments in companies that face unique strategic challenges and choices.  The Fund’s emphasis on finding value in small- to mid-sized companies that face temporary problems or are in need of operational turnarounds demands a level of company- and industry-specific knowledge that requires an intensive research and analytical effort that concentrates on a limited number of investments and opportunities.

Our intensive, company-specific analysis focuses on how a company’s operations generate sustainable free cash flow determines how much of the company’s free cash flow is available to us as investors, and assesses the level of

OLSTEIN STRATEGIC OPPORTUNITIES FUND

ongoing investment the company requires to maintain and grow free cash flow.  Our approach to valuation requires us to determine if a company’s accounting policies reflect the economic reality of the underlying business, to assess the company’s quality of earnings, to make adjustments to reported numbers that eliminate management biases, and to identify positive or negative factors that may affect future free cash flow.  These critical aspects of our investment process require such an in-depth understanding of specific companies and those factors that influence the improvement of long-term value of businesses undergoing transformation that our collective analytical bandwidth cannot reasonably extend beyond a concentrated number of portfolio holdings.

Our Approach to Portfolio Construction

Our primary objective when constructing the Fund’s portfolio is to invest in those companies that we believe offer the best prospects for long-term capital appreciation.  That is, we strive to invest in those companies that possess the balance sheet strength, competitive advantages, operating efficiencies, and an ability to generate free cash flow and that we believe we can buy at a substantial discount to their intrinsic value.  The Fund’s portfolio construction process does not require exposure to any specific company, industry, or sector simply because it represents an important part of an index or benchmark.  As a result, portfolio weightings of individual companies will often differ significantly from their relative benchmark weighting.  Our emphasis on determining the size of a holding based upon our conviction means that individual holdings will often exceed their benchmark weighting by a significant amount.  By way of example, the top 25 holdings over the Fund’s life accounted for 41.14% of the Fund’s equity investments, yet those same holdings only accounted for 1.33% of the Russell 2500® Index holdings.

Patience Is a Virtue

As value investors who recognize that it often takes time for a company’s intrinsic value to emerge, especially for companies overcoming strategic challenges, another key element of our portfolio construction and management process is our expected holding period.  For us, patience is a key factor for achieving investment success.  Realizing the desired outcome of an investment in a turnaround situation requires commitment, discipline, and patience.  An investor may have to ride out intermittent periods of frustration and excitement as a needed shift in strategy unfolds.  In most cases, it can be 12 to 24 months or longer before a turnaround strategy produces concrete positive results.  Thus, as a value investor who’s bought into a potential turnaround, we need to stay the course during periods of disappointment and lingering negative market sentiment if we believe that the strategic actions taken by the company will result in the recognition of our intrinsic value.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Although we readily concede that a concentrated portfolio of holdings that require patience for intrinsic values to emerge may result in more volatility than a benchmark index, we believe that investors can profit handsomely by accepting that short-term movements in the overall market do not accurately reflect the long-term values of individual businesses.  In today’s environment, we believe it is critical that investors understand the difference between short-term market movements, price volatility and the risk of permanent loss of capital.  Instead of focusing on short-term price movements of a company’s common stock or overall stock market volatility, we believe it is more important to focus on risks of individual businesses.

Our Thoughts on Risk in a Focused Portfolio

From our perspective, it is more important to develop a thorough understanding of company operations, its strategy, and the effectiveness of its management team as stewards of the company’s capital.  This is especially true for the type of small- to mid-sized companies that we tend to identify as viable investment opportunities – companies that face unique strategic choices, challenges, or problems, often due to Wall Street’s constant pressure for growth.  If a company was privately owned and had no public market price, the owners would likely not be assessing the value of the business on a daily, monthly or quarterly basis.  Private owners of commercial enterprises assess risk on the basis of losing money on operations, not as to whether or not they would be forced to sell their company at an inopportune time.  We approach our assessment of business risk in the same manner — by focusing on how the company’s operations generate free cash flow, as well as those factors we believe are likely to impact future free cash flow.

For small- to mid-sized companies, we are less concerned with overall market volatility and more concerned with predictability of sustainable free cash flow.  One of our most important jobs is to develop a thorough understanding of how a company’s operations generate sustainable free cash flow during growing, stagnant or deteriorating economic conditions.  During the recent recession, companies that focused on improving working capital management and operating efficiencies to deliver free cash flow not only produced a higher quality of earnings, but also gained a valuable long-term perspective on their business.  By optimizing cash flow from operations during a recession, management teams honed company operations to make more intelligent internal investment decisions that are likely, in our opinion, to continue to produce greater earnings and cash flow during the economic recovery.

Seeking Diversification in a Focused Portfolio

Although a focused portfolio of 35 to 45 holdings is likely to exhibit greater volatility than its benchmark index, we believe we can achieve a suitable

OLSTEIN STRATEGIC OPPORTUNITIES FUND

level of portfolio diversification without increasing the number of holdings.  We construct the Fund’s portfolio by seeking an optimal balance of companies that we believe offer a productive combination of free cash flow yields, earnings, returns on equity, balance sheet strength and capital appreciation potential that will contribute to overall out-performance.  When constructing the Fund’s portfolio, it is our ultimate goal to deliver to our shareholders a portfolio that accentuates our in-depth knowledge of the companies we own, allows us to take advantage of the lack of fundamental research performed in the current investment environment, and highlights our keen stock selection skills.

FINAL THOUGHTS

We believe that our distinct approach to investing in primarily small- to mid-sized companies that face unique strategic challenges can deliver above-average long-term investment returns in a focused portfolio of high conviction ideas thoroughly scrutinized and evaluated through our intensive analytical process.  Since its launch, the Fund has invested in many companies that have overcome negative market sentiment to successfully navigate shifting competitive landscapes, unexpected growing pains, previous unsuccessful strategies, and/or troubled economic times to adapt, restructure, invest, and grow for the future.

As we begin a new year, we continue to navigate the ebb and flow of the investment landscape seeking compelling opportunities for the Fund’s portfolio.  We remind you that our money is invested alongside yours and that we remain committed to achieving the Fund’s primary objective of long-term capital appreciation through this truly unique approach to investing primarily in small- to mid-sized companies.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced.  A full schedule of Fund holdings as of 12/31/16 is contained in this report, and is subject to change.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap.  The Russell 2500® Index is a subset of the Russell 3000® Index.  It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.  The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe.  It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.  The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market.  Past performance does not guarantee future results.  Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents.  Such costs would lower performance.  An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value

Distributed by Olstein Capital Management, L.P.  Member FINRA

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 – December 31, 2016.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/16	12/31/16	7/1/16 – 12/31/16
Actual
Class A	$1,000.00	$1,213.10	$8.93
Class C	$1,000.00	$1,208.20	$13.08
Adviser Class	$1,000.00	$1,213.90	$7.53

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

*
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
December 31, 2016 (Unaudited)

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2016 (Unaudited)

COMMON STOCKS – 93.6%

AEROSPACE & DEFENSE – 1.1%	Shares	Value
Astronics Corporation – Class B (a)	50,000	$1,692,000

AIRLINES – 3.4%
Spirit Airlines, Inc. (a)	90,000	5,207,400

AUTO COMPONENTS – 1.4%
Miller Industries, Inc.	83,411	2,206,221

BIOTECHNOLOGY – 1.8%
Charles River Laboratories International, Inc. (a)	35,900	2,735,221

CAPITAL MARKETS – 6.4%
Janus Capital Group Inc.	327,500	4,345,925
Legg Mason, Inc.	183,000	5,473,530
		9,819,455

COMMERCIAL BANKS – 2.7%
Citizens Financial Group Inc.	114,150	4,067,165

COMMERCIAL SERVICES – 1.1%
ServiceMaster Global Holdings Inc. (a)	44,500	1,676,315

COMMUNICATIONS EQUIPMENT – 2.2%
Harmonic Inc. (a)	665,500	3,327,500

CONTAINERS & PACKAGING – 5.1%
Owens-Illinois, Inc. (a)	261,600	4,554,456
WestRock Company	64,400	3,269,588
		7,824,044

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.7%
Keysight Technologies, Inc. (a)	136,700	4,999,119
Novanta, Inc. (a)(b)	28,334	595,014
		5,594,133

ENVIRONMENTAL CONTROL – 2.5%
CECO Environmental Corp.	271,019	3,780,715

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.6% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 8.1%	Shares	Value
Cynosure Inc. – Class A (a)	34,000	$1,550,400
Natus Medical Incorporated (a)	74,350	2,587,380
VWR Corporation (a)	134,350	3,362,781
Zimmer Biomet Holdings, Inc.	46,700	4,819,440
		12,320,001

HEALTH CARE PROVIDERS & SERVICES – 4.9%
Patterson Companies Inc.	119,500	4,903,085
VCA Inc. (a)	37,350	2,564,078
		7,467,163

HOTELS & LEISURE – 2.4%
SeaWorld Entertainment Inc.	192,000	3,634,560

HOUSEHOLD DURABLES – 4.1%
Harman International Industries, Incorporated	28,600	3,179,176
Lifetime Brands, Inc.	172,100	3,054,775
		6,233,951

INDUSTRIAL EQUIPMENT WHOLESALE – 2.6%
WESCO International, Inc. (a)	60,000	3,993,000

INTERNET & CATALOG RETAIL – 2.0%
FTD Companies, Inc. (a)	128,800	3,070,592

LEISURE PRODUCTS – 1.5%
Vista Outdoor Inc. (a)	64,000	2,361,600

MACHINERY – 3.8%
Federal Signal Corporation	106,593	1,663,917
Regal Beloit Corporation	58,600	4,058,050
		5,721,967
MULTILINE RETAIL – 3.2%
Dillard’s, Inc. – Class A	77,700	4,871,013

OFFICE ELECTRONICS – 4.1%
Zebra Technologies Corporation – Class A (a)	73,094	6,268,541

RESTAURANTS – 5.3%
Potbelly Corporation (a)	357,700	4,614,330

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.6% – continued
RESTAURANTS – 5.3% – continued	Shares	Value
The Wendy’s Company	260,050	$3,515,876
		8,130,206

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.9%
IPG Photonics Corporation (a)	25,340	2,501,311
Tessera Holding Corporation	35,000	1,547,000
Vishay Intertechnology, Inc.	121,900	1,974,780
		6,023,091

SPECIALTY RETAIL – 10.4%
Bed Bath & Beyond Inc.	108,600	4,413,504
Big Lots, Inc.	35,200	1,767,392
DSW Inc. – Class A	156,200	3,537,930
Hibbett Sports Inc. (a)	19,600	731,080
Vitamin Shoppe, Inc. (a)	225,350	5,352,062
		15,801,968

TEXTILES, APPAREL & LUXURY GOODS – 1.3%
Skechers U.S.A., Inc. – Class A (a)	77,716	1,910,259

TRANSPORTATION EQUIPMENT – 4.6%
The Greenbrier Companies, Inc.	120,600	5,010,930
Wabash National Corporation (a)	125,600	1,986,992
		6,997,922
TOTAL COMMON STOCKS (Cost $142,896,727)		142,736,003

SHORT-TERM INVESTMENT – 6.5%
MONEY MARKET MUTUAL FUND – 6.5%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 0.44% (c)	9,972,863	9,972,863
TOTAL SHORT-TERM INVESTMENT (Cost $9,972,863)		9,972,863

TOTAL INVESTMENTS – 100.1%
(Cost $152,869,590)		152,708,866
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(104,913)
TOTAL NET ASSETS – 100.0%		$152,603,953

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2016 (Unaudited)

Assets:
Investments, at value (at cost $152,869,590)	$152,708,866
Receivable for securities sold	183,108
Receivable for capital shares sold	282,584
Dividends and interest receivable	86,899
Other assets	36,021
Total Assets	153,297,478

Liabilities:
Payable for capital shares redeemed	329,623
Payable to Investment Manager (See Note 5)	145,290
Distribution expense payable	87,432
Payable for transfer agent fees and expenses	39,719
Payable for professional fees	36,551
Payable for administration fees	18,233
Payable for trustees’ fees and expenses	12,030
Accrued expenses and other liabilities	24,647
Total Liabilities	693,525
Net Assets	$152,603,953

Net Assets Consist of:
Capital stock	$158,701,578
Accumulated net investment loss	(537,788)
Accumulated net realized loss on investments sold	(5,399,113)
Net unrealized depreciation on investments	(160,724)
Total Net Assets	$152,603,953

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$39,721,697
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,406,258
Net asset value and redemption price per share	$16.51
Maximum offering price per share	$17.47

CLASS C:
Net Assets	$37,358,625
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,475,876
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$15.09

ADVISER CLASS:
Net Assets	$75,523,631
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,556,763
Net asset value, offering and redemption price per share	$16.57

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2016
(Unaudited)
Investment Income:
Dividend income	$863,715
Interest income	8,070
Total investment income	871,785

Expenses:
Investment management fee (See Note 5)	742,261
Distribution expense – Class A (See Note 6)	54,666
Distribution expense – Class C (See Note 6)	185,861
Transfer agent fees and expenses	104,820
Administration fee	50,416
Federal and state registration	28,861
Professional fees	24,508
Accounting costs	23,532
Trustees’ fees and expenses	20,062
Reports to shareholders	9,030
Custody fees	8,234
Other	7,904
Total expenses	1,260,155
Expense waiver by Investment Manager (See Note 5)	(17,576)
Net expenses	1,242,579
Net investment loss	(370,794)

Realized and Unrealized Gain on Investments:
Realized gain on investments	7,183,542
Change in unrealized appreciation/depreciation on investments	21,562,365
Net realized and unrealized gain on investments	28,745,907
Net Increase in Net Assets Resulting from Operations	$28,375,113

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
Operations:
Net investment loss	$(370,794)	$(653,590)
Net realized gain (loss) on investments	7,183,542	(1,505,072)
Change in unrealized appreciation/depreciation on investments	21,562,365	(31,921,398)
Net increase (decrease) in net assets resulting from operations	28,375,113	(34,080,060)

Distributions to Class A Shareholders
from Net Realized Gains	—	(5,532,765)
Distributions to Class C Shareholders
from Net Realized Gains	—	(4,064,378)
Distributions to Adviser Class Shareholders
from Net Realized Gains	—	(5,441,083)
Total distributions to shareholders	—	(15,038,226)

Net decrease in net assets resulting from
Fund share transactions (Note 7)	(18,281,922)	(34,229,863)

Total Increase (Decrease) in Net Assets	10,093,191	(83,348,149)

Net Assets:
Beginning of period	142,510,762	225,858,911
End of period	$152,603,953	$142,510,762
Accumulated net investment loss	$(537,788)	$(166,994)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net Asset Value –
Beginning of Period	$13.61		$17.71	$18.34	$15.35	$11.60	$11.79
Investment Operations:
Net investment loss(1)	(0.03)		(0.05)	(0.11)	(0.12)	(0.09)	(0.07)
Net realized and unrealized
gain (loss) on investments	2.93		(2.63)	1.35	4.06	3.84	(0.12)
Total from investment operations	2.90		(2.68)	1.24	3.94	3.75	(0.19)
Distributions from net
realized gain on investments	—		(1.42)	(1.87)	(0.95)	—	—
Net Asset Value –
End of Period	$16.51		$13.61	$17.71	$18.34	$15.35	$11.60
Total Return++	21.31	%*	(15.31)%	7.19%	26.25%	32.33%	(1.61)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.62	%**	1.70%	1.59%	1.60%	1.76%	1.98%
After expense waiver and/or recoupment	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.45	)%**	(0.41)%	(0.60)%	(0.69)%	(0.80)%	(1.02)%
After expense waiver and/or recoupment	(0.43	)%**	(0.31)%	(0.61)%	(0.69)%	(0.64)%	(0.64)%
Portfolio turnover rate(2)	22.58%		58.24%	51.68%	60.25%	39.95%	47.53%
Net assets at end of
period (000 omitted)	$39,722		$46,225	$127,928	$87,456	$42,158	$17,936

++	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net Asset Value –
Beginning of Period	$12.49		$16.50	$17.33	$14.66	$11.16	$11.43
Investment Operations:
Net investment loss(1)	(0.08)		(0.14)	(0.23)	(0.23)	(0.18)	(0.15)
Net realized and unrealized
gain (loss) on investments	2.68		(2.45)	1.27	3.85	3.68	(0.12)
Total from investment operations	2.60		(2.59)	1.04	3.62	3.50	(0.27)
Distributions from net
realized gain on investments	—		(1.42)	(1.87)	(0.95)	—	—
Net Asset Value –
End of Period	$15.09		$12.49	$16.50	$17.33	$14.66	$11.16
Total Return++	20.82	%*	(15.92)%	6.41%	25.28%	31.36%	(2.36)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.37	%**	2.45%	2.34%	2.35%	2.51%	2.73%
After expense waiver and/or recoupment	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.20	)%**	(1.15)%	(1.35)%	(1.44)%	(1.55)%	(1.77)%
After expense waiver and/or recoupment	(1.18	)%**	(1.05)%	(1.36)%	(1.44)%	(1.39)%	(1.39)%
Portfolio turnover rate(2)	22.58%		58.24%	51.68%	60.25%	39.95%	47.53%
Net assets at end of
period (000 omitted)	$37,358		$36,127	$46,193	$26,367	$13,286	$8,993

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the
	Ended		Year
	Dec. 31,		Ended	May 11, 2015(1)
	2016		June 30,	Through
	(Unaudited)		2016	June 30, 2015
Net Asset Value – Beginning of Period	$13.65		$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.01)		(0.01)	(0.00)
Net realized and unrealized gain (loss) on investments	2.93		(2.64)	(0.75)
Total from investment operations	2.92		(2.65)	(0.75)
Distributions from net realized gain on investments	—		(1.42)	—
Net Asset Value – End of Period	$16.57		$13.65	$17.72

Total Return++	21.39	%*	(15.11)%	(4.06	)%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.37	%**	1.45%	1.31	%**
After expense waiver and/or recoupment	1.35	%**	1.35%	1.35	%**
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.20	)%**	(0.16)%	(0.10	)%**
After expense waiver and/or recoupment	(0.18	)%**	(0.06)%	(0.14	)%**
Portfolio turnover rate(3)	22.58%		58.24%	51.68	%*
Net assets at end of period (000 omitted)	$75,524		$60,159	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.  The

THE OLSTEIN FUNDS

Strategic Fund offered a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and asked prices.  The value of securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$201,834,469	$—	$—	$201,834,469
Health Care	107,064,155	—	—	107,064,155
Financials	100,997,245	—	—	100,997,245
Information Technology	87,937,272	—	—	87,937,272
Industrials	78,430,899	—	—	78,430,899
Consumer Staples	27,191,190	—	—	27,191,190
Materials	22,597,810	—	—	22,597,810
Total Equity	626,053,040	—	—	626,053,040
Short-Term Investment	45,474,363	—	—	45,474,363
Total Investments in Securities	$671,527,403	$—	$—	$671,527,403

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$49,896,686	$—	$—	$49,896,686
Industrials	29,367,784	—	—	29,367,784
Health Care	22,522,384	—	—	22,522,384
Information Technology	19,238,486	—	—	19,238,486
Financials	13,886,619	—	—	13,886,619
Materials	7,824,044	—	—	7,824,044
Total Equity	142,736,003	—	—	142,736,003
Short-Term Investment	9,972,863	—	—	9,972,863
Total Investments in Securities	$152,708,866	$—	$—	$152,708,866

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Recent Accounting Pronouncements.  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

THE OLSTEIN FUNDS

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$148,344,091	$190,074,037
Strategic Fund	$32,226,389	$55,456,289

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$641,717,356	$165,797,174
Gross unrealized appreciation	$59,794,059	$5,788,755
Gross unrealized depreciation	(66,853,947)	(28,421,702)
Net unrealized depreciation	$(7,059,888)	$(22,632,947)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	1,415,244	—
Total distributable earnings	$1,415,244	$—
Other accumulated losses	$(12,034,227)	$(11,839,791)
Total accumulated losses	$(17,678,871)	$(34,472,738)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.

At June 30, 2016, the Funds deferred, on a tax basis, post-October capital and ordinary late-year losses of:

	Post-October	Ordinary
	Capital Loss	Late Year Loss
All Cap Value Fund	$11,954,500	$—
Strategic Fund	$11,672,797	$166,994

The tax components of dividends paid by the Funds during the periods ended December 31, 2016 and June 30, 2016 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2016	June 30, 2016
Ordinary Income	$—	$—
Long-Term Capital Gain	$1,415,415	$95,807,468
Strategic Fund
Ordinary Income	$—	$3,619,677
Long-Term Capital Gain	$—	$11,418,549

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2016.

THE OLSTEIN FUNDS

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2013 through June 30, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2016.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2016, the All Cap Value Fund incurred investment management fees of $3,314,152, with $578,330 payable to the Investment Manager as of December 31, 2016.  For the same period, the Strategic Fund incurred management fees of $742,261, with $145,290 net payable to the Investment Manager as of December 31, 2016.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2017 and may be continued thereafter.  The Investment Manager may seek reimbursement

THE OLSTEIN FUNDS

of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2017	$2,278
2018	0
2019	160,144
2020	17,576
Total	$179,998

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the six months ended December 31, 2016, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $2,434,120 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2016, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $54,666 for Class A shares and $185,861 for Class C shares.  For the

THE OLSTEIN FUNDS

six months ended December 31, 2016, Olstein retained $2,388 from sales charges on the Strategic Fund Class A shares.  During the six months ended December 31, 2016, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $852 and $1,530 for the All Cap Value Fund and the Strategic Fund, respectively.

During the six months ended December 31, 2016, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2016, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	179,122	$3,181,356	1,239,536	$21,482,599
Shares issued to shareholders in
reinvestment of distributions	54,245	1,025,764	4,439,717	76,185,538
Shares redeemed	(1,740,761)	(31,175,520)	(6,808,375)	(113,796,568)
Net decrease	(1,507,394)	$(26,968,400)	(1,129,122)	$(16,128,431)

Shares Outstanding:
Beginning of period	27,776,121		28,905,243
End of period	26,268,727		27,776,121

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	467,523	$10,227,951	3,989,589	$78,778,217
Shares issued to shareholders in
reinvestment of distributions	13,882	318,167	685,562	14,108,877
Shares redeemed	(640,507)	(13,764,520)	(2,500,217)	(57,489,265)
Net increase (decrease)	(159,102)	$(3,218,402)	2,174,934	$35,397,829

Shares Outstanding:
Beginning of period	8,262,946		6,088,012
End of period	8,103,844		8,262,946
Total Net Increase (Decrease)		$(30,186,802)		$19,269,398

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	73,639	$1,133,762	967,406	$14,859,164
Shares issued to shareholders in
reinvestment of distributions	—	—	370,204	5,134,729
Shares redeemed	(1,064,411)	(15,890,023)	(5,162,692)	(81,272,089)
Net decrease	(990,772)	$(14,756,261)	(3,825,082)	$(61,278,196)

Shares Outstanding:
Beginning of period	3,397,030		7,222,112
End of period	2,406,258		3,397,030

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	128,824	$1,777,825	646,007	$8,901,454
Shares issued to shareholders in
reinvestment of distributions	—	—	288,948	3,692,754
Shares redeemed	(546,494)	(7,528,796)	(840,397)	(11,016,266)
Net increase (decrease)	(417,670)	$(5,750,971)	94,558	$1,577,942

Shares Outstanding:
Beginning of period	2,893,546		2,798,988
End of period	2,475,876		2,893,546

	Six Months Ended		Year Ended
	December 31, 2016		June 30, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	824,718	$12,504,058	4,981,102	$76,764,713
Shares issued to shareholders in
reinvestment of distributions	—	—	380,501	5,281,348
Shares redeemed	(676,758)	(10,278,748)	(3,873,358)	(56,575,670)
Net increase	147,960	$2,225,310	1,488,245	$25,470,391

Shares Outstanding:
Beginning of period	4,408,803		2,920,558
End of period	4,556,763		4,408,803
Total Net Decrease		$(18,281,922)		$(34,229,863)

THE OLSTEIN FUNDS

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 16, 2017, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.75% on December 31, 2016.

During the six months ended December 31, 2016, the Funds did not draw upon the lines of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 21, 2016, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full Board, as well as by the Trustees who are not “interested

THE OLSTEIN FUNDS

persons” (as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“Independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The Independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the management agreements.  In reviewing the management agreements, the Independent Trustees considered a memorandum provided by legal counsel which set forth the Independent Trustees’ obligations under Section 15(c) of the Investment Company Act of 1940, and they discussed the factors identified by such memorandum in determining whether to renew the management agreements.

To determine whether to renew the management agreements, the Independent Trustees considered the following factors: (1) the nature and quality of the services provided to the Funds by the Adviser; (2) each Fund’s performance compared to its respective benchmark index or indices and to the performance of comparable funds; (3) information obtained by them during their periodic meetings with the Adviser’s portfolio managers and other staff members which allowed the Independent Trustees to judge the competence of the Adviser’s personnel and to determine their responsibilities and to evaluate their capabilities; (4) fees and expenses incurred by the Funds and their shareholders; (5) economies of scale in relation to the fee schedule payable by the Funds; (6) the Adviser’s costs for providing the services to the Funds and the profitability of the Funds’ business to the Adviser; and (7) an evaluation of soft dollar benefits and any other benefits received by the Adviser as a result of the relationship between the Funds and the Adviser.

THE OLSTEIN FUNDS

In reviewing the nature and quality of services provided by the Adviser, the Independent Trustees recognized that the Olstein investment philosophy and the techniques by which the Adviser determines “private market value” and assesses a company’s “quality of earnings” represent an unusual investment expertise and a dedication to detailed financial statement analysis not believed to be common among other investment management organizations.  The Independent Trustees believed that this investment philosophy and the foregoing techniques have had a positive effect on the Adviser’s ability to estimate company valuations which, in turn, have helped the Adviser to determine advantageous times to purchase or sell the securities of such companies.  The Independent Trustees recognized that Mr. Robert Olstein, the Adviser’s founder and Chief Investment Officer, is a well-known investment expert in the financial community who is recognized for his astute investment insights and experience in “looking behind the numbers” on financial statements.  Nonetheless, the Independent Trustees noted that Mr. Olstein is only one of seven investment professionals (including Mr. Eric Heyman, the Co-Portfolio Manager of the Funds) who work for the Funds on a full-time basis.  Accordingly, the Independent Trustees acknowledged that the Adviser devotes significant financial and managerial resources to the Funds.

The Independent Trustees also acknowledged that the Adviser provides “important ancillary services” to the Funds, such as providing: (i) support and compensation to key officers; (ii) vendor oversight; (iii) interaction with legal counsel and trustees; (iv) regulatory compliance services; (v) assistance to the selling dealer group with respect to broker presentations and conference calls; (vi) marketing material preparation and distribution; (vii) compilation and maintenance of relevant performance data; (viii) media relations; (ix) maintenance of the Funds’ website; and (x) payment of revenue sharing and other related fees to financial intermediaries and others out of the Adviser’s own resources.  In connection with these ancillary services, the Independent Trustees noted that the Adviser provides extensive monitoring and due diligence of key service providers.  The Independent Trustees agreed that they were very satisfied with the nature and quality of the services provided by the Adviser.

Because of the importance of investment performance to Fund shareholders, the Independent Trustees examined with some care the Funds’ performance against indices and against the investment performance of an appropriate peer group for each Fund.  First, the Independent Trustees reviewed the performance of the All Cap Value Fund through June 30, 2016 compared to the S&P 500® Index and the Russell 3000® Index, the two indices selected by the Adviser as

THE OLSTEIN FUNDS

appropriate benchmarks.  The All Cap Fund Class C shares and Adviser Class shares outperformed both indices for the time period since inception.  However, both share classes underperformed both indices for all other time periods.  The Independent Trustees observed that the comparison with indices understated the performance results of the All Cap Fund shares because such performance results were net of fees, whereas the indices incur no fees.

The Independent Trustees also examined the performance of the All Cap Fund shares compared to the performance of a peer group selected by Lipper composed of all actively managed domestic equity funds with between $100 million and $1 billion in net assets.  The All Cap Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period as of June 30, 2016 (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year	10 Year	15 Year
Class C	4	3	3	4	4
Adviser Class	4	3	2	3	3

The Adviser Class share performance results were slightly better than those for the Class C shares due to a lower cost structure for the Adviser Class shares.

The Independent Trustees also examined the All Cap Fund’s performance against a peer group (Large-Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund Class C shares at June 30, 2016 were in the 4th quartile of performance for each of the one-year, three-year, five-year, ten-year, and fifteen-year time periods, and the Adviser Class shares were in the 4th, 4th, 3rd, 4th, and 2nd quartiles of performance for such time periods, respectively.

From the foregoing comparisons, the Independent Trustees observed that the relative investment performance results for the All Cap Fund were below those achieved in past years.  However, the Independent Trustees observed that the Fund’s underperformance was offset in part by the lower risks taken by the Adviser in making Fund investments, relative to the risks reflected in the relevant indices.  At June 30, 2016, according to information provided by the Adviser, the All Cap Fund had a Sharpe Ratio from inception of 0.72 which compared favorably to that for the Russell 3000® Value Index 0.64 and that for the Russell 3000® Index 0.60 over the same time period.  Moreover, also at June 30, 2016 the All Cap Fund had a Sortino Ratio from inception of

THE OLSTEIN FUNDS

0.16 which compared favorably to that of -0.09 for the Russell 3000® Value Index and -0.12 for the Russell 3000® Index over the same time period.  Moreover, the Independent Trustees also observed that performance results can sometimes be significantly affected by the mere choice of measurement periods and, in light of many prior years’ excellent performance results for the All Cap Fund, they were inclined to believe that the current below median results were aberrational.

Based on the foregoing factors, the Independent Trustees found that the since inception performance results of the All Cap Fund were excellent and were all the more impressive for having been achieved with lower risk as measured by the Sharpe and Sortino Ratios than was true for the indices.  Nonetheless, the Fund’s shorter-term performance was below median and the Independent Trustees desired to see improvement in the future.  Significantly, the Independent Trustees continued to be impressed with the Adviser’s dedication to its investment management style and practice to which it has adhered with great conviction since each Fund’s inception.

The Independent Trustees also reviewed the performance through June 30, 2016 of the Strategic Fund shares compared to a Lipper peer group composed of all small capitalization core funds with between $50 million and $350 million in net assets.  The Strategic Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, and five-year time periods (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year
Class A	4	3	2
Class C	4	4	3
Adviser Class	4	N.A.	N.A.

The Independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Class C shares of the Strategic Fund at June 30, 2016 was in the fourth, fourth, and third quartiles for the one-year, three-year, and five-year time periods, respectively; the Class A shares were in the 4th, 4th, and 2nd quartiles of performance for such time periods, respectively; and the Adviser Class shares were in the 4th quartile of performance for the one-year (only applicable) time period.  On balance, the Independent Trustees found the performance of the Strategic Fund to be mixed, although slightly below median.

THE OLSTEIN FUNDS

The Independent Trustees also reviewed the Strategic Fund performance through June 30, 2016 compared to the S&P 500® Index and Russell 2500® Index, the two indices selected by the Adviser as appropriate benchmarks.  All shares of the Strategic Fund had underperformed the S&P 500® Index and the Russell 2500® Index for all time periods since inception.  As in the case of the All Cap Fund, however, the Independent Trustees observed that this comparison understated the performance results of the Strategic Fund shares because such performance results were net of fees, whereas the indices incur no fees.  Moreover, as was true with respect to the All Cap Fund, they also found that the underperformance of the Strategic Fund was offset in part by the lower risks taken by the Adviser relative to relevant indices because the Sharpe Ratio and Sortino Ratio of the Strategic Fund compared favorably to those of the indices, according to information provided by the Adviser.

The Independent Trustees then considered the Funds’ costs.  Prior to the meeting of the Funds’ Board of Trustees, the Independent Trustees had reviewed a comparison of expenses and investment advisory fees provided by the Adviser which showed that the All Cap Fund’s total expense ratios (Class C: 2.25%/Adviser Class: 1.250%) were in the highest and second-highest quartile, respectively, of such Fund’s Lipper category (all actively managed domestic equity funds between $100 million and $1 billion in net assets).  By comparison, the Lipper average expense ratio was 1.249% and the Lipper median expense ratio was 1.160%.  The Independent Trustees were pleased to observe that the total expense ratio for each share class of the All Cap Fund had declined in the past year, although the average and median total expense ratios as reported by Lipper for the peer group had both increased.

The Independent Trustees also noted that the All Cap Fund’s advisory fee was in the highest quartile of the composite Lipper category.  The Adviser told the Independent Trustees that it had no plans to limit expenses or waive any fee for the All Cap Fund.

The Independent Trustees acknowledged that the expense ratios and advisory fees were high relative to those of some other funds.  However, they noted that a contributing factor to the expense ratio for the Class C shares was the high 12b-1 fee which management believed that the All Cap Fund had to charge to get competitive distribution opportunities.  The Independent Trustees believed that such 12b-1 fees helped shareholders in the long run.  Apropos of this observation, the Independent Trustees noted that the expense ratio for the Adviser Class shares was virtually at the Lipper average expense

THE OLSTEIN FUNDS

ratio due to the absence of a 12b-1 fee for such class and was more comparable to the expense ratios of other funds without Class C shares.

The Independent Trustees also noted that the Adviser’s investment discipline relied heavily on company research and financial statement analysis to identify prospective purchases and sales of securities.  The Independent Trustees acknowledged that these activities are labor-intensive and that the Adviser’s approach required it to maintain a large staff of analysts and, therefore, to incur higher compensation expense relative to the size of the Funds than would otherwise be the case with a different or less rigorous investment approach.  Accordingly, after further discussion, the Independent Trustees concluded that the management fee was appropriate in light of the nature and high quality of services provided by the Adviser, the excellent since inception investment performance record of the All Cap Fund, and the dedication to the announced investment process demonstrated by the Adviser.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees also examined the current break points in the fee schedule for the All Cap Fund.  The Independent Trustees expressed a hope that shareholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers and recoupment of prior waivers (Class C: 2.350%/Class A: 1.600%/Adviser Class: 1.350%), were in the fourth (i.e., the highest) quartile, the fourth quartile, and the third quartile, respectively, of such Fund’s Lipper category (small capitalization core funds with between $50 million and $350 million of net assets).  By comparison, the Lipper average expense ratio was 1.337% and the Lipper median expense ratio was 1.230% for the peer group.  The Independent Trustees noted that the Strategic Fund’s advisory fee was also in the fourth (i.e., the highest) quartile of its Lipper category.  Acknowledging that the fees for the Strategic Fund were above median compared to those of its peers, the Independent Trustees nonetheless believed that the fee was appropriate in light of the nature and high quality of services provided, the expense limitation policy adopted by the Adviser (and the likelihood that the Fund’s expense ratio would decline over time as the Fund continued to grow), and the dedication to the announced investment process demonstrated by the Adviser.

THE OLSTEIN FUNDS

The Independent Trustees also reviewed the Adviser’s audited financial statements for the fiscal year ended December 31, 2015 and the Adviser’s interim financial statements for the six months ended June 30, 2016.  With the assistance of independent legal counsel, the Independent Trustees examined trends in the Adviser’s financial operations during the past eight years and analyzed the Adviser’s profitability for the last four years.

The Independent Trustees observed that the Adviser’s revenues for the twelve months ended December 31, 2015 were at their highest point since 2008.  They noted that increase in revenues from those in recent years was primarily the result of an increase in assets under management and the corresponding increase in advisory and 12b-1 fees received by the Adviser.  The Independent Trustees noticed, however, that the Adviser’s profit margin in 2015, although higher than that in all years since 2008, was still well below that obtained in years before the Great Recession owing to increased regulatory and distribution costs as well as fewer assets under management as compared to the assets under management in the years prior to the Great Recession.  The Independent Trustees concluded that the Adviser was financially sound and able to provide the services needed by the Funds, but that its profit margins were low enough to dispel any belief that the investment management fee created any unreasonable profit.

Several of the Independent Trustees repeated their belief that the nature and high quality of services provided by the Adviser, the integrity of the Adviser, and the excellent since inception investment performance of the All Cap Fund warranted an above median fee, and as a result, the Independent Trustees considered the fees and expenses of both Funds to be reasonable.

The Independent Trustees considered the use of soft dollars by the Funds and expressed satisfaction with the activities giving rise to such soft dollars.  The Adviser told the Independent Trustees that it strives to ensure that each Fund bears an appropriate allocation of soft dollar trades in light of the potential benefits to each Fund resulting from the research and execution services received.  Currently, the Adviser’s soft dollar activities consist of (a) an arrangement with Bloomberg Tradebook in which the Adviser engages in certain portfolio trades to obtain published research by Sidoti & Company and Value Line Publishing LLC, (b) a Bloomberg Professional Service Accommodation Policy, pursuant to which the Adviser earns soft dollar credits toward the costs of certain Bloomberg services, and (c) various proprietary research products received from brokers other than Bloomberg.

THE OLSTEIN FUNDS

The Independent Trustees considered an analysis of soft dollar amounts prepared by their independent legal counsel and noted that the Bloomberg brokerage charges, even with the soft dollar increment, were still as low as or lower than the trading costs imposed by other brokers.  Moreover, the Funds’ Chief Compliance Officer advised the Independent Trustees that the soft dollar expenditures and the services received for such expenditures complied with the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934 and was also consistent with practices in the industry.

The Independent Trustees also considered the fall out or ancillary benefits to the Adviser, including the Adviser’s receipt of compensation in connection with its distribution and sales efforts and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the Independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Funds’ current and reasonably anticipated asset levels and that the investment advisory agreements for both Funds should be approved and renewed for an additional year.

THE OLSTEIN FUNDS

 (THIS PAGE INTENTIONALLY LEFT BLANK.)

PRIVACY POLICY

	FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

	What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

x	How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

Olstein	Trustees
All Cap Value Fund	Robert A. Olstein, Chairman
Fred W. Lange
Olstein	John Lohr
Strategic Opportunities Fund	D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen & Company LTD
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

The Olstein Funds	Toll Free Telephone
4 Manhattanville Road	800.799.2113
Purchase, NY 10577	www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date    March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date    March 7, 2017

By (Signature and Title)  /s/ Michael Luper
Michael Luper, Treasurer

Date    March 7, 2017